UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2020

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 370 – 17th Street, Suite 1700 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Introductory Note

As previously announced, on January 24, 2020, Encana Corporation (“Encana”) completed its reorganization transactions (the “Reorganization”) pursuant to which, among other things, Ovintiv Inc. (“Ovintiv”) became the parent company of Encana and its subsidiaries.

In connection with the Reorganization, on January 27, 2020, Ovintiv entered into the U.S. Credit Agreement (as defined below) and the Canadian Credit Agreement (as defined below).

On January 28, 2020, Ovintiv established a commercial paper program under which Ovintiv may issue short-term, unsecured commercial paper notes pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Additionally, on January 28, 2020, Ovintiv Canada ULC (an indirect, wholly owned subsidiary of Ovintiv, formerly known as Encana prior to its conversion to a British Columbia unlimited liability corporation as part of the Reorganization) (the “Canadian Subsidiary”) established a commercial paper program under which the Canadian Subsidiary may issue short-term, unsecured commercial paper notes with a parental guarantee by Ovintiv, pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

U.S. Credit Agreement

On January 27, 2020, Ovintiv entered into a credit agreement dated as of January 27, 2020, between Ovintiv, as Borrower, JPMorgan Chase Bank, N.A., RBC Capital Markets, Canadian Imperial Bank of Commerce, Citibank, N.A., TD Securities, as Joint Lead Arrangers and Joint Bookrunners, BMO Capital Markets and The Bank of Nova Scotia, as Joint Lead Arrangers, Bank of Montreal and The Bank of Nova Scotia, as Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, and the initial lenders and initial issuing banks named therein (the “U.S. Credit Agreement”).

The U.S. Credit Agreement provides for total revolving commitments of $2.5 billion, with a termination date of July 15, 2024, unless the date of termination is extended pursuant to the terms of the agreement. The termination date is extendable from time to time, but not more than once per calendar year, for a period not longer than five years plus 90 days from the date of the extension request, upon the request of Ovintiv and acceptance of the lenders. The facility is unsecured, bears interest at the Base Rate or Eurodollar Rate (each as defined in the U.S. Credit Agreement), plus the Applicable Margin (as defined in the U.S. Credit Agreement), and contains customary covenants and events of default. Ovintiv’s obligations under the U.S. Credit Agreement are guaranteed by Newfield Exploration Company, an indirect, wholly-owned subsidiary of Ovintiv (the “U.S. Subsidiary”), and by the Canadian Subsidiary, each pursuant to a guarantee dated January 27, 2020 (the “U.S. Credit Agreement Subsidiary Guarantees”).

The foregoing descriptions of the U.S. Credit Agreement and the U.S. Credit Agreement Subsidiary Guarantees do not purport to be complete and are qualified in their entirety by the actual U.S. Credit Agreement and the U.S. Credit Agreement Subsidiary Guarantees, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Canadian Credit Agreement

On January 27, 2020, the Canadian Subsidiary entered into a credit agreement dated as of January 27, 2020, among the Canadian Subsidiary, as borrower, Ovintiv, as guarantor, the financial institutions party thereto, as lenders, and Royal Bank of Canada, as administrative agent (the “Canadian Credit Agreement”).

The Canadian Credit Agreement provides for total revolving commitments of $1.5 billion, with a maturity date of July 15, 2024, unless the maturity date is extended pursuant to the terms thereof. The maturity date is extendable from time to time, upon the request of the Canadian Subsidiary and the acceptance of the lenders, but not more than once per calendar year, and for a period of not longer than five years from the date which is 90 days after the date of the extension request. The facility is unsecured, bears interest at certain applicable rates plus the Applicable Pricing Margin (as defined in the Canadian Credit Agreement), and contains customary covenants and events of default. In addition to Ovintiv’s guarantee of the Canadian Subsidiary’s obligations under the Canadian Credit Agreement, the Canadian Subsidiary’s obligations under the Canadian Credit Agreement are also guaranteed by the U.S. Subsidiary.

The foregoing description of the Canadian Credit Agreement does not purport to be complete and is qualified in its entirety by the actual Canadian Credit Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Ovintiv Commercial Paper Program

On January 28, 2020, Ovintiv established a commercial paper program (the “Ovintiv Program”) under which Ovintiv may issue short-term, unsecured commercial paper notes (the “Ovintiv Notes”) pursuant to Section 4(a)(2) of the Securities Act. The Ovintiv Notes will have maturities of up to 397 days from the date of issue and may bear such fixed or floating interest rates, or may be sold at such discounts from their face amounts, as shall be agreed upon by Ovintiv and each dealer. Amounts available under the Ovintiv Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate face or principal amount of the Ovintiv Notes outstanding under the Ovintiv Program at any time not to exceed $1.5 billion. The proceeds of the issuances of the Ovintiv Notes are expected to be used by Ovintiv for general corporate purposes.

Initially, four commercial paper dealers will each act as a dealer under the Ovintiv Program pursuant to the terms and conditions of a commercial paper dealer agreement entered into between Ovintiv and each dealer. Each dealer agreement provides the terms under which the applicable dealer will either purchase the Ovintiv Notes from Ovintiv or arrange for the sale of the Ovintiv Notes by Ovintiv to one or more purchasers, in each case pursuant to an exemption from the federal and state securities laws. Each dealer agreement contains customary representations, warranties, covenants and indemnification provisions. A national bank will act as agent under the Ovintiv Program pursuant to the terms of an issuing and paying agent agreement. The payment of the principal and interest, if any, on the Ovintiv Notes may also be guaranteed from time to time by subsidiaries of Ovintiv.

The foregoing description is a summary of the Ovintiv Program and is qualified in its entirety by the terms of the Ovintiv Program as set forth in the dealer agreements for the Ovintiv Program, the form of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Subsidiary Commercial Paper Program

Additionally, on January 28, 2020, the Canadian Subsidiary and Ovintiv, as parent guarantor, established a commercial paper program (the “Subsidiary Program”) under which the Canadian Subsidiary may issue short-term, unsecured commercial paper notes (the “Subsidiary Notes”) pursuant to Section 4(a)(2) of the Securities Act. The Subsidiary Notes will have maturities of up to 397 days from the date of issue, and may bear such fixed or floating interest rates or may be sold at such discounts from their face amounts, as shall be agreed upon by the Canadian Subsidiary and each dealer. Amounts available under the Subsidiary Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate face or principal amount of the Subsidiary Notes outstanding under the Subsidiary Program at any time not to exceed $1.0 billion. The proceeds of the issuances of the Subsidiary Notes are expected to be used by the Canadian Subsidiary for general corporate purposes.

Initially, four commercial paper dealers will each act as dealer under the Subsidiary Program pursuant to the terms and conditions of a commercial paper dealer agreement entered into between the Canadian Subsidiary, Ovintiv and each dealer. Each dealer agreement provides the terms under which the applicable dealer will either purchase the Subsidiary Notes from the Canadian Subsidiary or arrange for the sale of the Subsidiary Notes by the Canadian Subsidiary to one or more purchasers, in each case pursuant to an exemption from the federal and state securities laws. Each dealer agreement contains customary representations, warranties, covenants and indemnification provisions. A national bank will continue to act as agent under the Subsidiary Program pursuant to the terms of an amended and restated issuing and paying agent agreement. In addition to Ovintiv’s guarantee under the Subsidiary Program, the payment of the principal and interest, if any, on the Subsidiary Notes may also be guaranteed from time to time by subsidiaries of Ovintiv.

The foregoing description is a summary of the Subsidiary Program and is qualified in its entirety by the terms of the Subsidiary Program as set forth in the dealers agreements for the Subsidiary Program, the form of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

From time to time, one or more of the dealers under the Ovintiv Program and the Subsidiary Program, and certain of their affiliates, have provided, and may in the future provide, banking and other financial advisory services to Ovintiv or the Canadian Subsidiary and their respective affiliates for which they have received or will receive customary fees and expenses.

Neither the Ovintiv Notes nor the Subsidiary Notes nor any guarantees under the Ovintiv Program or the Subsidiary Program have been nor will they be registered under the Securities Act or any state securities laws, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.1

Credit Agreement, dated as of January  27, 2020, between Ovintiv Inc., as Borrower, JPMorgan Chase Bank, N.A., RBC Capital Markets, Canadian Imperial Bank of Commerce, Citibank, N.A., TD Securities, as Joint Lead Arrangers and Joint Bookrunners, BMO Capital Markets and The Bank of Nova Scotia, as Joint Lead Arrangers, Bank of Montreal and The Bank of Nova Scotia, as Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, and the initial lenders and initial issuing banks named therein

4.2	Guarantee of the U.S. Credit Agreement, made as of January 27, 2020, by Newfield Exploration Company

4.3	Guarantee of the U.S. Credit Agreement, made as of January 27, 2020, by Ovintiv Canada ULC

4.4

Credit Agreement, dated as of January  27, 2020, among Ovintiv Canada ULC, as Borrower, Ovintiv Inc., as Guarantor, the financial institutions party thereto, as lenders, and Royal Bank of Canada, as administrative agent

10.1	Form of Commercial Paper Dealer Agreement between Ovintiv Inc., as Issuer and the Dealer party thereto

10.2	Form of Commercial Paper Dealer Agreement among Ovintiv Canada ULC, as Issuer, Ovintiv Inc., as Guarantor and the Dealer party thereto

EXHIBIT INDEX

4.1

Credit Agreement, dated as of January 27, 2020, between Ovintiv Inc., as Borrower, JPMorgan Chase Bank, N.A., RBC Capital Markets, Canadian Imperial Bank of Commerce, Citibank, N.A., TD Securities, as Joint Lead Arrangers and Joint Bookrunners, BMO Capital Markets and The Bank of Nova Scotia, as Joint Lead Arrangers, Bank of Montreal and The Bank of Nova Scotia, as Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, and the initial lenders and initial issuing banks named therein

4.2	Guarantee of the U.S. Credit Agreement, made as of January 27, 2020, by Newfield Exploration Company

4.3	Guarantee of the U.S. Credit Agreement, made as of January 27, 2020, by Ovintiv Canada ULC

4.4

Credit Agreement, dated as of January 27, 2020, among Ovintiv Canada ULC, as Borrower, Ovintiv Inc., as Guarantor, the financial institutions party thereto, as lenders, and Royal Bank of Canada, as administrative agent

10.1	Form of Commercial Paper Dealer Agreement between Ovintiv Inc., as Issuer and the Dealer party thereto

10.2	Form of Commercial Paper Dealer Agreement among Ovintiv Canada ULC, as Issuer, Ovintiv Inc., as Guarantor and the Dealer party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2020

Ovintiv Inc.

By:	/s/ Dawna I. Gibb
Name:	Dawna I. Gibb
Title:	Assistant Corporate Secretary